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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     WHEREAS, Alabama National BanCorporation (the "Company") proposes to file a registration statement under the Securities Act of 1933 with respect to the issuance of shares of common stock of the Company, from time to time, under or pursuant to the Company's 1999 Long Term Incentive Plan.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of John H. Holcomb, III and Victor E. Nichol, Jr. their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement and any appropriate amendments thereto, together with all necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statement on their behalf as attorney-in-fact and to amend or remedy any deficiencies with respect to said registration statement by appropriate amendment or amendments and to file the same as aforesaid.

     Dated as of April 20, 2000.

                         ALABAMA NATIONAL BANCORPORATION


                         By:  /s/ John H. Holcomb, III
                              ---------------------------------------------
                              John H. Holcomb, III
                         Its: Chief Executive Officer


                         /s/ William E. Matthews, V
                         --------------------------------------------------
                         William E. Matthews, V
                         Its: Executive Vice President and Chief Financial
                              Officer


                         /s/ Shelley S. Williams
                         --------------------------------------------------
                         Shelley S. Williams
                         Its: Senior Vice President and Controller (principal
                              accounting officer)


                         /s/ W. Ray Barnes
                         --------------------------------------------------
                         W. Ray Barnes


                         /s/ Dan M. David
                         --------------------------------------------------
                         Dan M. David


                         /s/ T. Morris Hackney
                         --------------------------------------------------
                         T. Morris Hackney

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                            /s/ John H. Holcomb, III
                            --------------------------------------------------
                            John H. Holcomb, III


                            /s/ John D. Johns
                            --------------------------------------------------
                            John D. Johns


                            /s/ John J. McMahon, Jr.
                            --------------------------------------------------
                            John J. McMahon, Jr.


                            /s/ C. Phillip McWane
                            --------------------------------------------------
                            C. Phillip McWane


                            /s/ William D. Montgomery, Sr.
                            --------------------------------------------------
                            William D. Montgomery, Sr.


                            /s/ Drayton Nabers, Jr.
                            --------------------------------------------------
                            Drayton Nabers, Jr.


                            /s/ Victor E. Nichol, Jr.
                            --------------------------------------------------
                            Victor E. Nichol, Jr.


                            /s/ C. Lloyd Nix
                            --------------------------------------------------
                            C. Lloyd Nix


                            /s/ G. Ruffner Page, Jr.
                            --------------------------------------------------
                            G. Ruffner Page, Jr.


                            /s/ William E. Sexton
                            --------------------------------------------------
                            William E. Sexton


                            /s/ W. Stancil Starnes
                            --------------------------------------------------
                            W. Stancil Starnes